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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): March 25, 2004





                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                 333-86786                 41-1955181
----------------------------       ----------               ------------
(State or Other Jurisdiction      (Commission           (I.R.S. Employer
     of Incorporation)           File Number)        Identification No.)




           8400 Normandale Lake Blvd., Suite 250 Minneapolis, MN 55437
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (952) 857-7000
                                                            --------------
        -----------------------------------------------------------------

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7. Financial Statements and Exhibits.
-----------------------------------------

    Information and Exhibits.

(a) Financial Statements of businesses acquired.

        Not applicable.

(b) Pro Forma financial information.

        Not applicable.

    (c) Exhibit No. Description

     25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25).

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                              PRODUCTS, INC.



                                            By:         /s/ Patricia C. Taylor
                                                 -------------------------------
                                            Name:      Patricia C. Taylor
                                            Title:     Vice President



Dated:  March 25, 2004

Exhibit Index


Exhibit       Description                                               Page
-------       -----------                                               ----
25            Form T-1 Statement of Eligibility under the                  5
              Trust  Indenture  Act  of  1939,  as  amended.
              (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25).

==============================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          -----------------------------

_________ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

                    WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                       94-1347393
(Jurisdiction of incorporation or                          (I.R.S.Employer
organization if not a U.S. national                       Identification No.)
bank)

420 MONTGOMERY STREET
SAN FRANCISCO, CA                                             94163
(Address of principal executive offices)                    (Zip code)

                              WELLS FARGO & COMPANY
                          Law Department, Trust Section
                                  MAC N9305-172
                  Sixth Street and Marquette Avenue, 17TH floor
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                               (Agent for Service)
                          -----------------------------


GMACM HOME EQUITY LOAN TRUST 2004-HE2

                        (Exact name of obligor as specified in its charter)

DELAWARE                                                  NOT YET RECEIVED
(State or other jurisdiction of                          (I.R.S.Employer
incorporation or organization)                            Identification No.)


C\O WILMINGTON TRUST
RODNEY SQUARE NORTH

1100 North Market Street
WILMINGTON, DE                                                     19890-0001
(Address of principal executive offices)                           (Zip code)

                          -----------------------------
              GMACM HOME EQUITY LOAN-BACKED NOTES, SERIES 2004-HE2
                       (Title of the indenture securities)
================================================================================

Item 1. General Information.Furnish the following information as to the trustee:

               (a)    Name  and  address  of  each   examining  or   supervising
                      authority to which it is subject.

                      Comptroller of the Currency
                      Treasury Department
                      Washington, D.C.

                      Federal Deposit Insurance Corporation
                      Washington, D.C.

                      The Board of Governors of the Federal Reserve System Washington, D.C.

               (b) Whether it is authorized to exercise corporate trust powers.

                      The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

               None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.   Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

Wells Fargo Bank, N.A. incorporates by reference into this Form T-1 the exhibits attached hereto.


Exhibit 1. A copy of the Articles of Association of the trustee now in effect. *

Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence for Wells Fargo Bank, National Association, dated November 28, 2001. *

Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers. A copy of the Comptroller of the Currency Certificate of Corporate Existence (with Fiduciary Powers) for Wells Fargo Bank, National Association, dated November 28, 2001. *

Exhibit 4. Copy of By-laws of the trustee as now in effect. *

Exhibit 5. Not applicable.

Exhibit 6. The  consents of United  States  institutional  trustees  required by
     Section 321(b) of the Act.

Exhibit 7. Attached is a copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8. Not applicable.

Exhibit 9. Not applicable.


* Incorporated by reference to exhibit number 25 filed with registration statement number 333-87398.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 16th day of March, 2004.






                     WELLS FARGO BANK, NATIONAL ASSOCIATION



                                    /s/ Ruth H. Fussell
                                    -----------------------
                             Name: Ruth H. Fussell
                            Title: Vice President

                                    EXHIBIT 6




March 16, 2004


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                             Very truly yours,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION


                                    /s/ Ruth H. Fussell
                                    -----------------------
                             Name:  Ruth H. Fussell
                             Title: Vice President

                                    EXHIBIT 7



                       Consolidated Report of Condition of

                      Wells Fargo Bank National Association
                of 420 Montgomery Street, San Francisco, CA 94163
                     And Foreign and Domestic Subsidiaries,

at the close of business December 31, 2003, filed in accordance with 12 U.S.C. ss.161 for National Banks.

                                                                  Dollar Amounts
                                                                   In Millions
                                                                  --------------
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin                    $ 11,411
Interest-bearing balances                                                3,845
Securities:
Held-to-maturity securities
0
Available-for-sale securities                                           17,052
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices                                     516
Securities purchased under agreements to resell                            109
Loans and lease financing receivables:
Loans and leases held for sale                                          14,571
Loans and leases, net of unearned income                               172,511
LESS: Allowance for loan and lease losses                                1,554
Loans and leases, net of unearned income and allowance                 170,957
Trading Assets                                                           6,255
Premises and fixed assets (including capitalized leases)                 2,067
Other real estate owned                                                    144
Investments in unconsolidated subsidiaries and associated companies        306
Customers' liability to this bank on acceptances outstanding                68
Intangible assets
Goodwill                                                                 6,814
Other intangible assets                                                  7,501
Other assets                                                             8,858
                                                                   -----------
Total assets
                                                                      $250,474
                                                                   ===========
LIABILITIES
Deposits:
        In domestic offices                                           $157,695
        Noninterest-bearing                                             44,315
        Interest-bearing                                               113,380
        In foreign offices, Edge and Agreement subsidiaries, and IBFs   16,249
        Noninterest-bearing                                                  6
        Interest-bearing                                                16,243
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices                             14,685
Securities sold under agreements to repurchase                           1,613

                                                                 Dollar Amounts
                                                                  In Millions
                                                                ---------------

Trading liabilities                                                      4,277
Other borrowed money
(includes mortgage indebtedness and obligations under capitalized
         leases)                                                        18,212
Bank's liability on acceptances executed and outstanding                    68
Subordinated notes and debentures                                        6,742
Other liabilities                                                        7,358
                                                                         -----
Total liabilities                                                     $226,899

Minority interest in consolidated subsidiaries                              60

EQUITY CAPITAL
Perpetual preferred stock and related
surplus                                                                      0
Common stock                                                               520
Surplus (exclude all surplus related to preferred stock)                17,709
Retained earnings                                                        4,920
Accumulated other comprehensive income                                     366
Other equity capital components                                              0
                                                                      --------
Total equity capital                                                    23,515
                                                                      --------
Total liabilities, minority interest, and equity capital              $250,474


I, James E. Hanson, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.


                                                     James E. Hanson
                                                     Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


Carrie L. Tolstedt
Howard Atkins                       Directors
John Stumpf